EXHIBIT 10.42

SECOND AMENDED AND RESTATED

GLOBAL GUARANTY AGREEMENT

This SECOND AMENDED AND RESTATED GLOBAL GUARANTY AGREEMENT (this “August 2021 Second Amended Guaranty”) is made as of August 20, 2021, by and among KONA GOLD, LLC (“KG”), a Delaware limited liability company, GOLD LEAF DISTRIBUTION LLC (“GL”), a Florida limited liability company, HIGHDRATE, LLC (“HD”), a Florida limited liability company, and S AND S BEVERAGE, INC. (“S&S”), a Wisconsin corporation (KG, GL, HD, and S&S are collectively referred to as the “Guarantors”), in favor of YAII PN, LTD. (the “Investor”) with respect to all obligations of KONA GOLD BEVERAGE, INC. f/k/a/ KONA GOLD SOLUTIONS, INC. (the “Company”), a Delaware corporation, owes to the Investor. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the May 2020 Securities Purchase Agreement, the February 2021 Securities Purchase Agreement, or the August 2021 Securities Purchase Agreement (as defined below), as applicable.

RECITALS

WHEREAS, the Company and YAII entered into a Securities Purchase Agreement (the “May 2020 Securities Purchase Agreement”) dated May 14, 2020 pursuant to which the Company (i) issued and sold to the Investor senior secured convertible debentures (the “May 2020 Convertible Debentures”), which shall be convertible into shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) and (ii) granted to the Investor a warrant (the “May 2020 Warrant”) to purchase upon exercise shares of Common Stock;

WHEREAS, it was a condition of the May 2020 Securities Purchase Agreement and the Investor’s obligation to purchase the May 2020 Convertible Debentures from the Company that KG, GL, and HD jointly and severally guaranty the payment and performance of all of the Company’s obligations under the May 2020 Securities Purchase Agreement, the May 2020 Convertible Debentures, the Security Agreement by and between the Company, KG, GL, HD, and the Investor dated May 14, 2020 (the “May 2020 Security Agreement”), and all other “Transaction Documents” as that term is cumulatively defined in the May 2020 Securities Purchase Agreement, the February 2021 Securities Purchase Agreement (as that term is defined below), and the August 2021 Securities Purchase Agreement (as that term is defined below). The Investor was only willing to enter into the May 2020 Securities Purchase Agreement if each of KG, GL, and HD jointly and severally agreed to execute and deliver to the Investor the Guaranty Agreement dated May 14, 2020 (the “May 2020 Guaranty”), which was amended, as noted below (inter alia, adding S&S as a Guarantor therein);

WHEREAS, the Company acquired all of the issued and outstanding shares of capital stock of S&S on or about February 1, 2021;

WHEREAS, the Company and YAII entered into a Securities Purchase Agreement dated February 10, 2021 (the “February 2021 Securities Purchase Agreement”), pursuant to which the Company (i) issued and sold to the Investor senior secured convertible debentures (the “February 2021 Convertible Debentures”), which shall be convertible into shares of Common Stock and (ii) granted to the Investor a warrant (the “February 2021 Warrant”) to purchase upon exercise shares of Common Stock;

WHEREAS, as a condition of the February 2021 Securities Purchase Agreement and the Investor’s obligation to purchase the February 2021 Convertible Debentures from the Company that KG, GL, and HD jointly and severally guaranteed the payment and performance of all of the Company’s obligations under the February 2021 Securities Purchase Agreement, the February 2021 Convertible Debentures, the Amended and Security Agreement by and between the Company, KG, GL, HD, and the Investor dated February 10, 2021 (the “February 2021 Security Agreement”), and all other Transaction Documents. The Investor was only willing to enter into the February 2021 Securities Purchase Agreement if each of KG, GL, and HD jointly and severally agreed to execute and deliver to the Investor the Amended and Restated Guaranty Agreement dated February 10, 2021 (the “February 2021 Guaranty Agreement”);

WHEREAS, the Company and YAII have entered into a new Securities Purchase Agreement (the “August 2021 Securities Purchase Agreement”) dated the date hereof, pursuant to which the Company agreed, upon the terms and subject to the conditions of the August 2021 Securities Purchase Agreement, (i) to issue and sell to the Investor senior secured convertible debentures (the “August 2021 Convertible Debentures”), which shall be convertible into shares of the Company’s Common Stock and (ii) to grant to the Investor a warrant (the “August 2021 Warrant”) to purchase upon exercise shares of Common Stock;

WHEREAS, it is a condition of the August 2021 Securities Purchase Agreement and the Investor’s obligation to purchase the August 2021 Convertible Debentures from the Company that KG, GL, HD, and S&S jointly and severally guaranty the payment and performance of all of the Company’s obligations under the August 2021 Securities Purchase Agreement, the August 2021 Convertible Debentures, the August 2021 Security Agreement by and among the Company, the KG, GL, HD, and S&S and the Investor dated the date hereof, and all other Transaction Documents.

WHEREAS, it is a further condition of the August 2021 Securities Purchase Agreement and the Investor’s obligation to purchase the August 2021 Convertible Debentures from the Company that KG, GL, HD, and S&S jointly and severally guaranty the payment and performance of all of the Company’s obligations under the May 2020 Securities Purchase Agreement, the May 2020 Convertible Debentures, the May 2020 Security Agreement, the February 2021 Securities Purchase Agreement, the February 2021 Convertible Debentures, the February 2021 Security Agreement, and all other Transaction Documents;

WHEREAS, the Investor was only willing to enter into the August 2021 Securities Purchase Agreement if each of KG, GL, HD, and S&S jointly and severally agreed to execute and deliver to the Investor this August 2021 Second Amended Guaranty; and

WHEREAS, each Guarantor is a wholly-owned subsidiary of the Company and will benefit, directly or indirectly, from the Company entering into the August 2021 Securities Purchase Agreement and other Transaction Documents (as that term is defined in the August 2021 Securities Purchase Agreement) and such investment the Investor will make into the Company;

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NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor covenants and agrees as follows:

1. Guaranty of Payment and Performance. Each Guarantor, jointly and severally, hereby guarantees to the Investor the full, prompt and unconditional payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Company to the Investor, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, or otherwise), together with all interest and costs of collection, compromise or enforcement, including without limitation reasonable attorneys’ fees, incurred with respect to any such obligations or this August 2021 Second Amended Guaranty, or with respect to a proceeding under the federal bankruptcy laws or any insolvency, receivership, arrangement or reorganization law or an assignment for the benefit of the Investor concerning Company or any Guarantor, together with interest on all such costs of collection, compromise or enforcement from the date arising (including, without limitation, all amounts due and owing under the May 2020 Convertible Debentures, the February 2021 Convertible Debentures, and the August 2021 Convertible Debentures) (all the foregoing, collectively, the “Obligations”). This August 2021 Second Amended Guaranty is an absolute, unconditional, and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Investor first attempt to collect any of the Obligations from the Company or resort to any security or other means of obtaining their payment. Should the Company default in the payment or performance of any of the Obligations, the obligations of any Guarantor hereunder shall become immediately due and payable to the Investor, without demand or notice of any nature, all of which are expressly waived by each Guarantor.

2. Unlimited Guaranty. The liability of each Guarantor hereunder shall be unlimited.

3. Waivers by each Guarantor; the Investor’s Freedom to Act. Each Guarantor hereby agrees that the Obligations will be paid and performed strictly in accordance with their terms regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Investor with respect thereto. Each Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses that may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Company, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of each Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Investor to assert any claim or demand or to enforce any right or remedy against the Company; (ii) any extensions or renewals of, or alteration of the terms of, any Obligation or any portion thereof; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights that the Investor may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Investor might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; (vii) failure to obtain or maintain a right of contribution for the benefit of each Guarantor; (viii) errors or omissions in connection with the Investor’s administration of the Obligations (except behavior constituting bad faith); or (ix) any other act or omission that might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a release or discharge of any Guarantor, all of which may be done without notice to any Guarantor.

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4. Unenforceability of Obligations Against Company. If for any reason the Company is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Company by operation of law or for any other reason, this August 2021 Second Amended Guaranty shall nevertheless be binding on each Guarantor to the same extent as if each Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy, or reorganization of the Company, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing, or otherwise executed in connection with any Obligation shall be immediately due and payable by each Guarantor.

5. Subrogation; Subordination. Until the payment and performance in full of all Obligations and any and all obligations of the Company to the Investor, no Guarantor shall exercise any rights against the Company arising as a result of payment by each Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Investor in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; each Guarantor will not claim any set-off or counterclaim against the Company in respect of any liability of each Guarantor to the Company; and each Guarantor waives any benefit of and any right to participate in any collateral that may be held by the Investor. The payment of any amounts due with respect to any indebtedness of the Company now or hereafter held by each Guarantor is hereby subordinated to the prior payment in full of the Obligations. Each Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, each Guarantor will not demand, sue for, or otherwise attempt to collect any such indebtedness of the Company to any Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce, or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced, and received by any Guarantor as trustee for the Investor and be paid over to the Investor on account of the Obligations without affecting in any manner the liability of any Guarantor under the other provisions of this August 2021 Second Amended Guaranty.

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6. Termination; Reinstatement. This August 2021 Second Amended Guaranty is irrevocable and shall continue without limit of time. This August 2021 Second Amended Guaranty shall be reinstated if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Investor upon the insolvency, bankruptcy, or reorganization of the Company, or otherwise, all as though such payment had not been made or value received.

7. Successors and Assigns. This August 2021 Second Amended Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Investor and the Investor’s shareholders, officers, directors, agents, successors, and assigns.

8. Amendments and Waivers. No amendment or waiver of any provision of this August 2021 Second Amended Guaranty nor consent to any departure by each Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Investor. No failure on the part of the Investor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

9. Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given in accordance with the notice provisions set forth in the August 2021 Securities Purchase Agreement.

10. Governing Law; Consent to Jurisdiction. TO INDUCE THE INVESTOR TO PURCHASE THE AUGUST 2021 CONVERTIBLE DEBENTURES, THE GUARANTORS IRREVOCABLY AGREE THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT ANY OTHER AUGUST 2021 TRANSACTION DOCUMENT (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK AND THE FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK; PROVIDED, HOWEVER, INVESTOR MAY, AT ITS SOLE OPTION, ELECT TO BRING ANY ACTION IN ANY OTHER JURISDICTION. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH NEW JERSEY LAW. EACH GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO EACH GUARANTOR AS SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

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IN WITNESS WHEREOF, each Guarantor has caused this August 2021 Second Amended Guaranty to be executed and delivered as a sealed instrument as of the date appearing on page one.

KONA GOLD, LLC, a Delaware limited liability company

By:
Name:
Title:

GOLD LEAF DISTRIBUTION LLC, a Florida limited liability company

By:
Name:
Title:

HIGHDRATE, LLC, a Florida limited liability company

By:
Name:
Title:

S AND S BEVERAGE, INC., a Wisconsin corporation

By:
Name:
Title:

Address of each Grantor, except S&S:
746 North Drive, Suite A
Melbourne, Florida 32934

Address of S&S:
700 W. Virginia Street, Suite 200
Milwaukee, WI 53204-1549

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